                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): March 8, 2002




                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


          Minnesota                      0-25620                  41-1459569
(State or other jurisdiction of  (Commission file number)     (I.R.S. Employer
        incorporation)                                       Identification No.)




                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434

Item 7.           Financial Statements and Exhibits.

                  c            Exhibits

                  Exhibit      Description of Exhibit

                  99           Press release dated March 8, 2002

Item 9.           Regulation FD Disclosure.

                  On March 8, 2002, A.S.V., Inc. ("ASV") issued a press release disclosing its financial results for the three and twelve months ended December 31, 2001. In addition, the press release contained information regarding a conference call to be held March 8, 2002 during which ASV intends to discuss its financial results for the three and twelve months ended December 31, 2001.

                  For additional information, see the press release included as
                  Exhibit 99 hereto.

 SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 8, 2002



                                                    A.S.V., INC.

                                                    By: /s/ Gary Lemke
                                                       ------------------------
                                                        Its:  President
                                                            -------------------





                                  EXHIBIT INDEX

          Exhibit     Description of Exhibit

             99     Press release dated March 8, 2002